EXHIBIT 32.2

              CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350, as adopted), David C. Milholm, Chief Financial Officer of Double Eagle Petroleum Co. (the "Company"), hereby certifies that, to the best of his knowledge:

     1. The Company's Annual Report on Amendment No. 1 to Form 10-KSB for the period ended August 31, 2002, to which this certification is attached as Exhibit 32.2 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  June 30, 2004                         /s/ David C. Milholm
                                              ----------------------------------
                                              David C. Milholm
                                              Chief Financial Officer